UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 6, 2008
Eagle Materials Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number including area code: (214) 432-2000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On May 6, 2008, Eagle Materials Inc., a Delaware corporation (“Eagle”), announced its results of operations for the quarter and fiscal year ended March 31, 2008. A copy of Eagle’s earnings press release announcing these results is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Earnings Press Release dated May 6, 2008 issued by Eagle Materials Inc. (announcing quarterly and fiscal-year-end operating results)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.
By:	/s/ Arthur R. Zunker, Jr.
Arthur R. Zunker, Jr.
Senior Vice President — Finance, Treasurer and Chief Financial Officer

Date: May 6, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release dated May 6, 2008 issued by Eagle Materials Inc. (announcing quarterly and fiscal-year-end operating results)